UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 10, 2008, Sonic Solutions (“Sonic”) issued a press release regarding its financial results for the fourth fiscal quarter and fiscal year ended March 31, 2008. On the same day, the Sonic hosted a conference call to further discuss the financial results. Copies of the earnings press release and transcript of the earnings conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

To supplement Sonic’s consolidated financial statements, which are prepared and presented in accordance with GAAP, Sonic also presented the following non-GAAP financial measures in the earnings press release and which were discussed on the earnings conference call: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP net income per share.

In addition, in the conference call Sonic disclosed that its non-GAAP financial measure of pro forma EBITDA was approximately $3.9 million for the quarter ended March 31, 2008. Sonic defines its “pro forma EBITDA” as earnings before interest taxes depreciation and amortization as well as before the impact of share-based compensation, stock option review expense and restructuring expense affecting GAAP net income. The following table is a reconciliation of Sonic’s non-GAAP pro forma EBIDTA to GAAP net income for the quarter ended March 31, 2008.

Sonic Solutions
Reconciliation of Non-GAAP Pro Forma EBITDA to GAAP Net Income

(In thousands, except per share amounts - unaudited)

Three Months
Ended
March 31, 2008

GAAP Net income	$480
Income tax expense	238
Interest income (expense), net	(321)
Depreciation	638
Acquisition-related intangible amortization	1,212
Share-based compensation expense	205
Stock option review expense	1,424
Restructuring expense	37
Non-GAAP Pro Forma EBITDA	$3,913

Pro forma EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. Sonic also disclosed during the earnings conference call an internal benchmark expectation of $7 million in pro forma EBITDA in the fourth quarter of fiscal year 2009.

Sonic’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures but should be considered in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into Sonic’s operations that, when viewed with Sonic’s GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, offers a more complete understanding of factors and trends affecting Sonic’s business. Sonic’s non- GAAP presentation should be read in conjunction with Sonic’s consolidated financial statements prepared in accordance with GAAP. Sonic believes these non- GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics Sonic uses in its financial and operational decision making and (2) they are used by some of Sonic’s institutional investors and the analyst community to help them analyze Sonic’s operational results.

Sonic believes that its non-GAAP presentation is useful to investors for the reasons described above, and because such presentation offers investors a better understanding of Sonic’s core business operating results and budget planning decisions. Management uses these non-GAAP measures internally to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets and to allocate resources. Material limitations associated with the use of the non-GAAP financial measures versus the comparable GAAP measures are (a) the non-GAAP measures provide a view of Sonic’s earnings that does not include all of Sonic’s expense obligations for the period in question, and (b) this may not enhance the comparability of Sonic’s results to those of other companies who have treated such matters differently. Sonic compensates for these limitations by providing full disclosure of the effects of these non-GAAP measures, by presenting the corresponding treatment prepared in conformity with GAAP in the earnings press release and in Sonic’s financial statements and by providing a reconciliation to the corresponding GAAP measures so that investors can use the information to perform their own analysis.

The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

Sonic’s earnings press release, dated June 10, 2008, contained, and the earnings conference call Sonic hosted on the same date disclosed, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements in the earnings press release and during the earnings conference call, other than statements that are purely historical in nature, are forward-looking statements. Sonic based these forward-looking statements on its current expectations and projections about future events. Sonic’s actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “estimate,” “project,” “will,” “may” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements include, but are not necessarily limited to, those relating to:

•	Sonic’s plans to develop and market new products or services, including next-generation high definition products;

•	competing products that may, now or in the future, be available to consumers;

•	the demand for trends regarding and the impact on its business of next-generation high definition formats;

•	the number or nature of potential licensees for its products;

•	the strategic benefits of its patent program;

•	the growth of Sonic’s web-based retail channels and the decline of revenues from professional products and services;

•	Sonic’s expectations regarding trends in the personal computer (“PC”) and consumer electronics (“CE”) industries;

•	Sonic’s expectations regarding non-traditional bundling arrangements;

•	Sonic’s expectations regarding its Qflix™ and technology licensing programs;

•	availability of additional financing to satisfy Sonic’s working capital and other requirements;

•	Sonic’s ability to improve its financial performance;

•	other competitive pressures;

•	expenses associated with litigation relating to Sonic’s stock option review;

•	changes to improve Sonic’s controls relating to the process of granting stock option and other deferred compensation awards;

•	future acquisitions and other business combinations, if any, effected by Sonic or its competitors;

•	the impact of Sonic’s efforts to comply with laws and regulations, including the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”);

•	potential remedial actions under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); and

•	estimated tax credits available to Sonic and tax rates applicable to it.

Factors that could cause actual results or conditions to differ from those anticipated by these and other forward-looking statements include those more fully described in Sonic’s Annual Report on Form 10-K filed for the fiscal year ended March 31, 2007 (the “2007 Annual Report”) with the Securities and Exchange Commission under the caption “Risk Factors” and elsewhere in the 2007 Annual Report. The forward-looking statements disclosed in the earnings press release and on the earnings conference call were made as of June 10, 2008, based on information available to Sonic as of that date. Except as required by law, Sonic does not assume any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1
Press Release of Sonic Solutions dated June 10, 2008, announcing its earnings results for the quarter and fiscal year ended March 31, 2008 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the SEC on June 11, 2008).

99.2	Transcript of earnings conference call that occurred after market on June 10, 2008, further discussing its earnings results for the quarter and fiscal year ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

By: /s/ David C. Habiger
Name: David C. Habiger
Title: President and Chief Executive Officer
(Principal Executive Officer)

Date: June 12, 2008